GOLDMAN SACHS TRUST II

Institutional Shares of the

Goldman Sachs Multi-Manager U.S. Dynamic Equity Fund

(the “Fund”)

Supplement dated February 8, 2017 to the

Prospectus and Statement of Additional Information (“SAI”)

dated February 26, 2016, as supplemented

Effective on or before February 25, 2017, Weitz Investment Management, Inc. (“Weitz”) will no longer serve as an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to Weitz in the Fund’s Prospectus and SAI are hereby deleted in their entirety as of that date. Although Weitz will no longer be an Underlying Manager as of such date, Goldman Sachs Asset Management, L.P. has allocated Fund assets away from Weitz in advance of that date.

This Supplement should be retained with your Prospectus and

SAI for future reference.

MMGRFDSUMCHG 02-17